Exhibit 10.2

THIRD AMENDMENT AND JOINDER TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Third Amendment and Joinder to Amended and Restated Loan and Security Agreement (this “Amendment”), dated as of December 9, 2021, is executed and delivered by OLO INC. (f/k/a Mobo Systems, Inc.) (“Borrower”), WISELY, LLC, a Delaware limited liability company (“New Borrower”), and PACIFIC WESTERN BANK, a California state chartered bank (“Bank”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement (as defined below).

RECITALS

a.Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 11, 2020, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of April 29, 2021 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of August 13, 2021 (the “Original Agreement”).

b.New Borrower has read and approved the Loan Documents and has asked Bank to agree to allow New Borrower to become a party to the Loan Documents in order to facilitate its ability to continue to operate its business by achieving a stronger financial base for itself and its affiliated companies.

c.From and after the date hereof (the “Effective Date”), Borrower and Bank desire to supplement the terms and provisions of the Original Agreement as provided herein. The Original Agreement as amended hereby and as the same may be hereafter supplemented, amended, modified or restated from time to time is hereinafter referred to as the “Loan Agreement.”

NOW, THEREFORE, in consideration of the promises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1.Incorporation. The foregoing preamble and recitals are incorporated herein by this reference.

2.Joinder and Assumption. From and after the Effective Date, New Borrower hereby absolutely and unconditionally:

(a)(i) joins as and becomes a party to the Loan Agreement as a Borrower thereunder, (ii) assumes, as a joint and several obligor thereunder, all of the Obligations, liabilities and indemnities of a Borrower under the Loan Agreement and all other Loan Documents, and (iii) covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Loan Agreement and the other Loan Documents and all of the representations and warranties contained in the Loan Agreement (in the manner set forth in Section 4 of this Amendment) and the other Loan Documents with respect to New Borrower; and

(b)grants and pledges to Bank a continuing security interest in all of New Borrower’s now owned and existing, and hereafter acquired and arising Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations. New Borrower hereby authorizes Bank to file at any time Uniform Commercial Code financing statements in such jurisdictions and offices as Bank deems necessary in connection with the perfection of a security interest in all of New Borrower’s now owned or hereafter arising or acquired Collateral. New Borrower has read the Loan Agreement and affirmatively grants to Bank all rights to New Borrower’s assets as set forth in said Loan Agreement and the Loan Documents.

From and after the Effective Date, any reference to the term “Borrower” in the Loan Agreement shall also include New Borrower. Except as expressly provided herein, the Loan Agreement remains in full force and effect and is hereby ratified and confirmed in all respects.

3.Amendment. The Loan Agreement is hereby amended, as follows:

(a)Section 2.1(b)(ii) of the Loan Agreement is hereby amended by inserting the language “(or, if permitted by Bank, through the use of an E-System)” immediately after the language “by email” where it appears therein.

(b)Section 2.1(c)(ii) of the Loan Agreement is hereby amended by inserting the language “(or, if permitted by Bank, through the use of an E-System)” immediately after the language “by email” where it appears therein.

(c)Section 5.7 of the Loan Agreement is hereby amended by inserting the language “to Bank or otherwise submitted” immediately after the language “by Borrower” where it appears therein.

(d)Section 5.13 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

5.13 Full Disclosure. No representation, warranty, or other statement made by Borrower in any report, certificate, or written statement furnished or submitted to Bank taken together with all such reports, certificates, and written statements furnished or submitted to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in such reports, certificates, or statements not misleading in light of the circumstances in which they were made, it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

(e)The paragraph at the end of Section 6.2 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

Borrower may deliver to Bank on an electronic basis any certificates, reports, requests, or information required pursuant to this

Section 6.2, and Bank shall be entitled to rely on the information contained in the electronic files, provided that Bank in good faith believes that the files were delivered by, or on behalf of, a Responsible Officer. Borrower shall include a submission date on any certificates, statements, and reports to be delivered electronically.

(f)A new paragraph is hereby added to the end of Section 6.2 of the Loan Agreement below the paragraph amended in Section 3(e) above, as follows:

Any submission by Borrower of a Compliance Certificate, Borrowing Base Certificate, or other financial statement pursuant to this Section 6.2 or otherwise submitted to Bank shall be deemed to be a representation by Borrower that (i) as of the date of such Compliance Certificate, Borrowing Base Certificate, financial statement, or request, the information and calculations set forth therein are true, accurate and correct; (ii) as of the end of the compliance period forth in such submission, Borrower is in complete compliance with all required covenants except as noted in such Compliance Certificate, Borrowing Base Certificate, or financial statement, as applicable; (iii) as of the date of such submission, no Events of Default have occurred or are continuing; and (iv) all representations and warranties other than any representations or warranties that are made as of a specific date in Article 5 remain true and correct in all material respects as of the date of such submission except as noted in such Compliance Certificate, Borrowing Base Certificate, financial statement, or request, as applicable.

(g)Section 8.8 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

8.8 Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any report, certificate, or other writing delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

(h)Section 12.6 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

12.6 Counterparts; Electronic Transmission; Electronic Signatures. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Executed copies of this Agreement or the signature pages of this Agreement sent by facsimile or transmitted electronically in Portable Document Format (“PDF”) or any similar format, or transmitted electronically by digital image, DocuSign, or other means of electronic transmission, shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

(i)A new Section 12.11 is hereby added to the Loan Agreement in the appropriate numerical order, as follows:

12.11 E-Systems. Bank is hereby authorized by Borrower to establish procedures (and to amend such procedures from time to time) to facilitate administration and servicing of the Credit Extensions and other matters incidental thereto. Without limiting the generality of the foregoing, Bank is hereby authorized to establish procedures to make available or deliver, or to accept, notices, documents and similar items, by posting to or submitting and/or completion, on E-Systems. Borrower acknowledges and agrees that the use of transmissions via an E-System or electronic mail is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse, and Borrower assumes and accepts such risks by hereby authorizing the transmission via E-Systems or electronic mail. All uses of an E-System shall be governed by and subject to, in addition to this Section, the separate terms and conditions posted or referenced in such E-System (or such terms and conditions as may be updated from time to time, including on such E-System) and related contractual obligations executed by Borrower in connection with the use of such E-System. ALL E-SYSTEMS AND ELECTRONIC TRANSMISSIONS SHALL BE PROVIDED “AS-IS” AND “AS AVAILABLE”. NO REPRESENTATION OR WARRANTY OF ANY KIND IS MADE BY BANK OR ANY OF ITS AFFILIATES IN CONNECTION WITH ANY E-SYSTEMS.

(j)A new Article 13 is hereby added to the Loan Agreement in the appropriate numerical order, as follows:

13.CO-BORROWER PROVISIONS.

13.1Primary Obligation. This Agreement is a primary and original obligation of each Borrower and shall remain in effect notwithstanding future changes in conditions, including any change of law or any invalidity or irregularity in the creation or acquisition of any Obligations or in the execution or delivery of any agreement between Bank and any Borrower. Each Borrower shall be liable for existing and future Obligations as fully as if all Credit Extensions were advanced to such Borrower. Bank may rely on any certificate or representation made by any Borrower as made on behalf of, and binding on, all Borrowers, including without limitation Disbursement Request Forms, Borrowing Base Certificates and Compliance Certificates.

13.2Enforcement of Rights. Borrowers are jointly and severally liable for the Obligations, and Bank may proceed against one or more of the Borrowers to enforce the Obligations without waiving its right to proceed against any of the other Borrowers.

13.3Borrowers as Agents. Each Borrower appoints the other Borrower as its agent with all necessary power and authority to give and receive notices, certificates or demands for and on behalf of both Borrowers, to act as disbursing agent for receipt of any Credit Extensions on behalf of each Borrower and to apply to Bank on behalf of each Borrower for Credit Extensions, any waivers and any consents. This authorization cannot be revoked, and Bank need not inquire as to each Borrower’s authority to act for or on behalf of the other Borrower.

13.4Subrogation    and    Similar    Rights. Notwithstanding any other provision of this Agreement or any other Loan Document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating any Borrower to the rights of Bank under the Loan Documents) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by a Borrower with respect to the Obligations in connection with the Loan Documents or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by a Borrower with respect to the Obligations in connection with the Loan Documents or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section 13.4 shall be null and void. If any payment is made to a Borrower in contravention of this Section 13.4, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.

13.5Waivers of Notice. Except as otherwise provided in this Agreement, each Borrower waives notice of acceptance hereof;

notice of the existence, creation or acquisition of any of the Obligations; notice of an Event of Default; notice of the amount of the Obligations outstanding at any time; notice of intent to accelerate; notice of acceleration; notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase such Borrower’s risk; presentment for payment; demand; protest and notice thereof as to any instrument; default; and all other notices and demands to which such Borrower would otherwise be entitled. Each Borrower waives any defense arising from any defense of any other Borrower or by reason of the cessation from any cause whatsoever of the liability of any other Borrower. Bank’s failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not waive, alter or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Nothing contained herein shall prevent Bank from foreclosing on the Lien of any deed of trust, mortgage or other security instrument, or exercising any rights available thereunder, and the exercise of any such rights shall not constitute a legal or equitable discharge of any Borrower. Each Borrower also waives any defense arising from any act or omission of Bank that changes the scope of such Borrower’s risks hereunder.

13.6Subrogation Defenses. Each Borrower hereby waives any defense based on impairment or destruction of its subrogation or other rights against any other Borrower and waives all benefits which might otherwise be available to it under any statutory or common law suretyship defenses or marshalling rights, now and hereafter in effect.

13.7Right to Settle, Release.

(a)The liability of Borrowers hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another Person or secured by other property, or (ii) any release or unenforceability, whether partial or total, of rights, if any, which Bank may now or hereafter have against any other Person, including another Borrower, or property with respect to any of the Obligations.

(b)Without affecting the liability of any Borrower hereunder, Bank may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce or release all or any of the Obligations with respect to a Borrower, (ii) grant other indulgences to a Borrower in respect of the Obligations, (iii) modify in any manner any documents relating to the Obligations with respect to a Borrower, (iv) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Borrower or any other Person, or (v) compromise, settle, renew or extend the time for payment, discharge the performance of, decline to enforce or release all or any obligations of any guarantor, endorser or other Person who is now or may hereafter be liable with respect to any of the Obligations.

13.8Subordination. All indebtedness of a Borrower now or hereafter arising held by another Borrower is subordinated to the Obligations, and the Borrower holding the indebtedness shall take all actions reasonably requested by Bank to effect, to enforce and to give notice of such subordination.

(k)The definition of the defined term “Collateral” in Exhibit A to the Loan Agreement is hereby amended by inserting the language “and Exhibit B-2” immediately after the language “Exhibit B” where it appears therein.

(l)Exhibit A to the Loan Agreement is hereby amended by inserting the following defined term in the appropriate alphabetical order:

“E-System” means any electronic system approved by Bank, including any Internet or extranet-based site, whether such electronic system is owned, operated or hosted by Bank, any of its Affiliates or any other Person, providing for access to data protected by passcodes or other security system, or otherwise used to facilitate communication between Borrower and Bank with respect to the Loan Documents.

(m)A new Exhibit B-2 is hereby added to the Loan Agreement in the form of Exhibit B-2 hereto.

4.Representations and Warranties. Each of Borrower and New Borrower hereby represents and warrants to Bank, which representations and warranties shall survive the execution and delivery hereof, that: (a) this Amendment is the legally valid and binding obligation of Borrower and New Borrower, enforceable against Borrower and New Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity and (b) each of the representations and warranties contained in the Loan Agreement, as well as all other representations and warranties contained in the other Loan Documents, are true and correct in all material respects on and as of the date of the Effective Date as though made at and as of each such date (provided, however, that such representations and warranties expressly referring to another date shall be true and correct in all material respects as of such date, and, provided, further, that any representation or warranty that contains a materiality qualification therein shall be true and correct in all respects).

4.Successors and Assigns. This Amendment shall be binding upon Borrower’s, New Borrower’s and Bank’s successors and assigns and shall inure to the benefit of Borrower’s, New Borrower’s and Bank’s successors and assigns. No other Person or entity shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment. Neither Borrower nor New Borrower may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of Bank.

5.Severability; Construction. Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but, if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. All obligations of Borrower and New Borrower and rights of Bank expressed herein shall be in addition to and not in limitation of those provided by applicable law.

6.Counterparts; Facsimile and Other Electronic Transmission. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute for all purposes effective delivery thereof. Electronic records of this executed Amendment maintained by Bank shall be deemed to be originals.

7.GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND BE CONSTRUED, ENFORCED AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

8.WAIVER OF JURY TRIAL. BANK, BORROWER AND NEW BORROWER WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREIN, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER COMMON LAW OR STATUTORY BASES. ALL DISPUTES, CONTROVERSIES, CLAIMS, ACTIONS AND SIMILAR PROCEEDINGS ARISING WITH RESPECT TO BORROWER’S AND/OR NEW BORROWER’S ACCOUNT(S) OR ANY RELATED AGREEMENT OR TRANSACTION SHALL BE BROUGHT IN THE GENERAL COURT OF JUSTICE OF NORTH CAROLINA SITTING IN DURHAM COUNTY, NORTH CAROLINA OR THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF NORTH CAROLINA, EXCEPT AS PROVIDED BELOW WITH RESPECT TO ARBITRATION OF SUCH MATTERS. IF THE JURY WAIVER SET FORTH IN THIS SECTION IS NOT ENFORCEABLE, ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN WILL BE FINALLY SETTLED BY BINDING ARBITRATION IN DURHAM COUNTY, NORTH CAROLINA IN ACCORDANCE WITH THE THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION BY ONE ARBITRATOR APPOINTED IN ACCORDANCE WITH SAID RULES. THE ARBITRATOR SHALL APPLY NORTH CAROLINA LAW TO THE RESOLUTION OF ANY DISPUTE, WITHOUT REFERENCE TO RULES OF CONFLICTS OF LAW OR RULES OF STATUTORY ARBITRATION. JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. NOTWITHSTANDING THE FOREGOING, THE PARTIES MAY APPLY TO ANY COURT OF COMPETENT JURISDICTION FOR PRELIMINARY OR INTERIM

EQUITABLE RELIEF OR TO COMPEL ARBITRATION IN ACCORDANCE WITH THIS PARAGRAPH. THE EXPENSES OF THE ARBITRATION, INCLUDING THE ARBITRATOR’S FEES, REASONABLE ATTORNEYS’ FEES AND EXPERT WITNESS FEES, INCURRED BY THE PARTIES TO THE ARBITRATION MAY BE AWARDED TO THE PREVAILING PARTY, IN THE DISCRETION OF THE ARBITRATOR, OR MAY BE APPORTIONED BETWEEN THE PARTIES IN ANY MANNER DEEMED APPROPRIATE BY THE ARBITRATOR. UNLESS AND UNTIL THE ARBITRATOR DECIDES THAT ONE PARTY IS TO PAY FOR ALL (OR A SHARE) OF SUCH EXPENSES, ALL PARTIES SHALL SHARE EQUALLY IN THE PAYMENT OF THE ARBITRATOR’S FEES AS AND WHEN BILLED BY THE ARBITRATOR.

9.Conditions to Effectiveness. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)this Amendment, duly executed by Borrower and New Borrower;

(b)officer’s certificates of each of Borrower and New Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)a financing statement (Form UCC-1) for New Borrower;

(d)payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from Borrower’s accounts; and

(e)such other documents and completion of such other matters as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

OLO INC.

By:    /s/ Matthew Tucker
Name: Matthew Tucker
Title: Chief Operating Officer

NEW BORROWER:

WISELY, LLC

By:/s/ Noah H. Glass
Name: Noah H. Glass Title: President

BANK:

PACIFIC WESTERN BANK

By:/s/ James Londono
Name: James Londono
Title: Senior Vice President

Signature Page to Third Amendment to Amended and Restated Loan and Security Agreement

DEBTOR:    WISELY, LLC

SECURED PARTY:    PACIFIC WESTERN BANK

EXHIBIT B-2

COLLATERAL DESCRIPTION ATTACHMENT TO LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including patents, trademarks, copyrights, goodwill, payment intangibles, domain names, and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the North Carolina Uniform Commercial Code, as amended or supplemented from time to time, including revised Article 9 of the Uniform Commercial Code- Secured Transactions.

Notwithstanding the foregoing, the Collateral shall not include any of the intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Borrower, or in which Borrower now holds or hereafter acquires or receives any right or interest (collectively, the “Intellectual Property”; provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”).

Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of May 16, 2012, include the Intellectual Property to the extent and only to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment, and further provided, however, that Bank’s enforcement rights with respect to any security interest in the Intellectual Property shall be absolutely limited to the Rights to Payment only, and Bank shall have no recourse whatsoever with respect to the underlying Intellectual Property.

Olo Inc. – Third Amendment and Joinder to Amended and Restated Loan and Security Agreement